Exhibit 99.1
Corporate Presentation NASDAQ: NXTC DECEMBER 2024

Forward-Looking Statement 2 To the extent that statements contained in this presentation are not descriptions of historical facts, they may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, forecasts, assumptions and other information available to NextCure as of the date hereof. Forward-looking statements include statements regarding NextCure’s expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as “may,” “will,” “potential,” “expects,” “believes,” “intends,” “hope,” “towards,” “forward,” “later” and similar expressions. Examples of forward-looking statements in this presentation include, among others, statements about the development plans for our products, statements about the progress and evaluation and expected timing of results of NextCure’s ongoing or planned clinical trials, expectations regarding the potential benefits, activity, effectiveness and safety of our research stage, preclinical stage, and clinical stage therapeutic candidates, NextCure’s financial guidance, expected upcoming milestones, and NextCure’s plans, objectives and intentions with respect to the discovery and development of therapeutic products. Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those projected in any forward-looking statement. Such risks and uncertainties include, among others: the impacts of the COVID-19 pandemic on NextCure’s business, including NextCure’s clinical trials, third parties on which NextCure relies and NextCure’s operations; positive results in preclinical studies may not be predictive of the results of clinical trials; NextCure’s limited operating history and no products approved for commercial sale; NextCure’s history of significant losses; NextCure’s need to obtain additional financing; risks related to clinical development, marketing approval and commercialization; the unproven approach to the discovery and development of product candidates based on NextCure’s discovery platform; and dependence on key personnel. More detailed information on these and additional factors that could affect NextCure’s actual results are described in NextCure’s filings with the Securities and Exchange Commission (the “SEC”), including in Item 1A of NextCure’s most recent Form 10-K, subsequent Form 10-Q and elsewhere in the Company’s filings with the SEC. You should not place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this press release, and NextCure assumes no obligation to update any forward-looking statements, except as required by law, even if expectations change.

3 Value-Driven ADC Opportunity • IND submitted Q4 2024 • Breast, endometrial and ovarian cancers • FIH expected in Q1 2025 2024-2025 DELIVERABLES SIGNIFICANT OPPORTUNITY • Antibody-drug conjugate targeting B7-H4 • Differentiated linker for improved safety and increased efficacy • Completed GLP tox study and GMP manufacturing for Ph 1 trial • Balance sheet, ~$75 M, end of Q3 • Runway 2H 2026 RUNWAY

4 LNCB74 LEVERAGING OUR DEEP EXPERTISE IN B7-H4 AND COLLABORATION WITH LCB TO DEVELOP A DIFFERENTIATED THERAPEUTIC Breast CANCER Ovarian CANCER Endometrial CANCER

Focused on a Clinically Validated Target with High Unmet Need 5 PROGRAMS TARGET CELLS DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 ANTICIPATED MILESTONES LNCB74 (ADC) B7-H4 Tumor Cells FIH Q1 2025 Co-development with Breast, Ovarian, Endometrial

6 THERAPEUTIC POSITIONING Improved safety and efficacy PATIENT SELECTION STRATEGY CLIA validated IHC biomarker assays NOVEL APPROACH Unique antibody linker strategy Co-development partnership with LCB DEEP EXPERTISE Significant B7-H4 experience LCB’s substantial ADC know-how Differentiated ADC LNCB74 B7-H4 ADC

B7-H4 is the Next Target of Interest in Women’s Cancer 7 In 2nd big deal of the day, GSK inks $1.4B pacy for Hansoh gynecology cancer asset NextCure, LegoChem* join big-league rivals in antibody-drug conjugate race *Currently known as LigaChemBio

Deep Expertise in B7-H4 8 • Extensive publications • Expertise in expression • Repertoire of models • Top-tier KOL collaborative network • Validated patient selection assay • Co-development & cost-sharing • Significant success advancing ADCs • Differentiated linker technology

LNCB74 Initiation of Phase 1 9 ✓ Potent pre-clinical activity in vitro and in vivo ✓ DRF & GLP tox studies – favorable safety and tolerability profile ✓ Favorable pre-IND feedback from FDA ✓ GMP manufacturing ✓ IND filing • Planning for Ph1 initiation COMPLETED ONGOING

LNCB74 Is an Anti-B7-H4 MMAE ADC Fc Modification Protects immune cells Tumor Selectivity Glucuronidase cleavable linker provides greater selectivity and specificity 10 MMAE DAR 4 Improves safety and control over how the payload is dispersed Antibody Linker Payload STRUCTURAL DIFFERENTIATION

NextCure | 11

LNCB74 Uses Differentiating Glucuronidase Linker for Potentially Improved Safety & Efficacy


Bloodstream
Tissues
Cancer Cell
Bystander Effect
Other Linkers
Transfer to albumin
Unstable
Toxicity
Released by platelets & neutrophils
•Inefficient release of toxin
•Lower concentration
Less potent
Glucuronidase Linker
Stable
No Toxicity
•Efficient release of toxin
•Higher concentration
Potent

Linker	Protease or esterase cleavable
Payload	Tubulin or Topo-1 inhibitors
Conjugation	Site Specific or cysteine
DAR	~4, 6, 8

Linker	Glucuronidase cleavable
Payload	Tubulin inhibitor
Conjugation	Site Specific
DAR	4

Key Differentiating Features of Glucuronidase Linkers 12 Time (Hours) Relative Toxin Concentration per Cancer Cell 100% Val-cit Linker Glucuronidase Linker Control ADC Glucuronidase Linker Val-Cit Linker  Site specific attachment to mAb □ Non-specific attachment to mAb  Highly stable linkage □ Unstable linkage ‒ Prone to transferring to albumin ‒ Increases toxicity  Specifically cleaved in cancer cells □ Susceptible to cleavage by platelets and neutrophils, increasing toxicity  Efficient release of payload □ Less efficient release of payload  Higher concentration of toxin per cancer cell □ Lower concentration of toxin per cancer cell • Improved therapeutic index • Higher efficacy • Lower toxicity • Less frequent dosing

NextCure 13

LNCB74 Shows Potent Anti-Tumor Activity in CDX and PDX Models

CDX

BREAST (ZR-75-1)


Vehicle
LNCB74 (1 mg/kg)
LNCB74 (3 mg/kg)
LNCB74 (6 mg/kg)
Mean Tumor Volume (mm³) +/- SEM
1200
1000
800
600
400
200
0
0
7
14
21
28
35
Days from Treatment Initiation

OVARIAN (OVCAR-3-B7-H4-OE)


No Treatment
LNCB74 (6 mg/kg = 0.114 MMAE)
Mean Volume (mm³) +/- SEM
1000
800
600
400
200
0
100% CRs
0
7
14
21
28
35
42
49
Days from Treatment Initiation

PDX

TNBC (CTG-0012)


No Treatment
LNCB74 (1.5 mg/kg = 0.0275 MMAE)
LNCB74 (4.5 mg/kg = 0.08 MMAE)
Mean Volume (mm³) +/- SEM
1750
1500
1250
1000
750
500
250
0
0
7
14
21
28
35
42
Days from Treatment Initiation

	Breast (ZR-75-1)	Ovarian (OVCAR-3-B7-H4-OE)	TNBC (CTG-0012)
Dosing	Q7D x 3	Single dose	1.5 mg/kg: Q7D x 3 4.5 mg/kg: single dose

LNCB74 is More Effective than Comparator B7-H4-MMAE 14 0 10 20 30 40 0 500 1000 1500 2000 No Treatment LNCB74 3 mg/kg Comp 3 mg/kg 0 10 20 30 40 0 500 1000 1500 2000 No Treatment Comp 4.5 mg/kg LNCB74 4.5 mg/kg 0 10 20 30 40 0 500 1000 1500 2000 No Treatment LNCB74 6 mg/kg Comp 6mg/kg 30 40 50 60 0 500 1000 1500 2000 No Treatment LNCB74 3 mg/kg Comp 3 mg/kg 30 40 50 60 0 500 1000 1500 2000 No Treatment LNCB74 4.5 mg/kg Comp 4.5 mg/kg 30 40 50 60 0 500 1000 1500 2000 No Treatment LNCB74 6 mg/kg Comp 6mg/kg HCC1569 HER2+ BC OVCAR3 OC Comparator val-cit MMAE (B7-H4 ADC) WT hG1 Fc ↑ immune cell engagement MMAE payload (DAR4) Stochastic, reduced cystine conjugation [CTSB-cleavable, inter-chain linker] LNCB74 (B7-H4 ADC) LCB site-specific conjugation [GUSB-cleavable, light-chain linker] hG1-LALA Fc ↓↓↓ Limited immune cell engagement MMAE payload (DAR4)

NextCure | 15

B7-H4 is a Validated ADC Target

Key Features	LNCB74 (NextCure / LCB LigaChemBio)	SGN-B7H4V (Seagen / Pfizer)	XMT-1660 (Mersana)	HS-20089 (Hansoh Pharma; Partnership with GSK)	AZD8205 (AstraZeneca)	DB-1312 / BG-C9074 (DualityBio / BeiGene)
ADC Design	• B7-H4 mAb	• B7-H4 mAb	• B7-H4 mAb	• B7-H4 mAb	• B7-H4 mAb	• B7-H4 mAb
	• Glucuronidase cleavable linker	• Val-Cit cleavable linker	• Protease cleavable linker	• Protease cleavable linker	• Pegylated Val-Ala cleavable linker	• GGFG cleavable linker
	• Monomethyl Auristatin E (MMAE)	• Monomethyl Auristatin E (MMAE)	• Auristatin F-HPA (Dolasynthen)	• TOPO1 inhibitor (Exatecan)	• TOPO1 inhibitor (Proprietary)	• Non-Pgp substrate payload
	• DAR 4	• DAR ~4	• DAR 6	• DAR 6	• DAR 8	• DAR 6
DLT	Safe and tolerable up to 10 mg/kg*	1.25 (N=1) or 1.5 mg/kg (N=2)	TBD	7.2 mg/kg (N=2)	3.2 mg/kg (N=2)	TBD
Common Aes	No major toxicity observed in NHPs	Neutropenia, Peripheral sensory neuropathy, Nausea, Fatigue, Anemia, Dyspnea, Hypotension, and Pneumonia	TBD	Leukopenia, Neutropenia, Nausea, Anemia, Vomiting, Fatigue, Thrombocytopenia, Increased ALT and AST, Anorexia, and Hyponatremia	Nausea, Neutropenia, Thrombocytopenia, Anemia and WBC decrease	TBD
RESPONSES	• IND Submitted Q4 2024	• TNBC: 1 CR / 8 PR (N=42)* • HR+/HER2- Breast: 5 PR (N=24)* • Ovarian: 2 PR (N=15) • Endometrial: 1 CR (N=16)	• Dose escalation progressed to 115 mg/m² w/o MTD • Anticipated Ph1 read out (safety, efficacy and biomarker analysis) – YE • Expected initiation of TNBC expansion cohort in post topo-1 ADC patients – YE	• TNBC: 6 PR (N=16) • Ovarian: 2 PR (N=3)	• Ovarian 3 PR (N=7) • Breast 3 PR (N=17) • Endometrial 3 PR (N=12)	TBD
Data Source	AACR 2024	ESMO 2023		ESMO 2023	ESMO 2024	

*Cyno tox study

*Pfizer Oncology Innovation Day February 29, 2024

NextCure | 16

GLP Tox and GMP Manufacturing Complete

TOX STUDY	
Species	Cynomolgus
Dose Range	4, 7 & 10 mg/kg Q3W, i.v.
Evaluation	Toxicology profiling, pathology, hematology, immunotoxicology
Findings	Favorable safety and tolerability profile

GMP MANUFACTURING

- ☑ Master cell bank generated
- ☑ Process development complete
- ☑ Antibody manufactured
- ☑ Clinical supply ready

DOSE ESCALATION DOSE EXPANSION 17 LNCB74 Ph1 Monotherapy Study Plans • 5 dose cohorts • Regimen Q3W • N=65 subjects • 2 dose cohorts • 2 tumor types • N=80 subjects • Pre-treatment & on study biopsies Breast CANCER Ovarian CANCER Endometrial CANCER Readouts: Scans every 6 weeks Endpoints: Safety and ORR Readout: Scans every 6 weeks Endpoint: Safety

POTENTIAL FOR IMPROVED SAFETY & EFFICACY Opportunity to Develop Differentiated B7-H4 ADC Therapeutic 18 B7-H4 ADC UNMET NEED IN BREAST & GYNECOLOGICAL CANCERS PATIENT SELECTION STRATEGY

Programs Available for Partnering 19 PROGRAMS TARGET CELLS DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NC410 Combo LAIR-2 Extracellular Matrix NC525 LAIR-1 Leukemia NC605 S15 Osteoclasts NC181 APOE4 Microglia & Neurons Alzheimer’s Disease Osteogenesis Imperfecta Acute Myeloid Leukemia Colorectal (CRC) Ovarian

20 Anticipated Milestones ✓Completed GLP tox study and GMP manufacturing for Ph 1 trial ✓IND submitted Q4 2024 • FIH expected in Q1 2025 2024-2025 DELIVERABLES SIGNIFICANT OPPORTUNITY • Antibody-drug conjugate targeting B7-H4 • Breast, endometrial and ovarian cancers • Differentiated linker for improved safety and increased efficacy